PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         STRONG RETIREMENT EQUITY FUNDS
                                     CLASS K

                     STRONG ADVISOR LARGE COMPANY CORE FUND
                         STRONG ADVISOR U.S. VALUE FUND
                           STRONG DIVIDEND INCOME FUND
                             STRONG ENTERPRISE FUND
                               STRONG GROWTH FUND
                          STRONG GROWTH AND INCOME FUND
                             STRONG OPPORTUNITY FUND


                 Supplement to the Prospectus dated May 1, 2003

STRONG ADVISOR U.S. VALUE FUND
On August 1, 2003, the Board of Directors ("Board") of the Strong Advisor U.S. Value Fund ("Fund") met and approved a subadvisory agreement between Matrix Asset Advisors, Inc. ("Matrix") and Strong Capital Management, Inc., subject to shareholder approval.

The Board has called a Special Meeting of Shareholders to be held on October 31, 2003, at which time the shareholders of the Fund will vote on the proposal. Only shareholders of record as of the close of business on August 29, 2003, the record date for the Special Meeting, will be entitled to vote at the meeting. The Fund will mail proxy materials to shareholders of record, which will discuss in detail the proposal to be voted upon. These proxy materials are expected to be mailed in early to mid-September 2003.

The subadvisory agreement, if approved by shareholders, will be effective in the beginning of November 3, 2003.

STRONG ADVISOR LARGE COMPANY CORE FUND
Effective June 16, 2003, the second paragraph on page 9 of the prospectus is deleted and replaced by the following:

         The ADVISOR LARGE COMPANY CORE FUND was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund (which are offered in a separate prospectus) to the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. The performance results for the Class K shares of the Fund, which were first offered on September 30, 2002, are based on the historical performance of the Fund's Class A shares from the inception of the Fund through September 29, 2002, recalculated to reflect that Class K shares are not subject to an initial sales charge or a redemption fee. The Class A shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares. This is because Class A shares are invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares.

STRONG GROWTH FUND
Effective June 30, 2003, Mr. Thomas C. Ognar is the sole Portfolio Manager of the Strong Growth Fund. His biography can be found on page 22 of the prospectus.


          The date of this Prospectus Supplement is August 4, 2003.